UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2017

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement.  On May 31, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Aptevo Therapeutics Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2016 Stock Incentive Plan (the “2016 Plan”) to, among other things, increase the number of authorized shares issuable by 1,275,000 shares.

The amendment and restatement of the 2016 Plan (as so amended and restated, the “Restated 2016 Plan”), previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Restated 2016 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Restated 2016 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2017 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Restated 2016 Plan, which is attached as Exhibit A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2017, at the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the certified voting results.

Proposal No. 1. Stockholders elected each of the two nominees for director to serve until the Company’s 2020 Annual Meeting of Stockholders and until his or her respective successor has been duly elected and qualified. The final voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Zsolt Harsanyi, Ph.D.	10,551,340	2,055,242	5,371,618
Barbara Lopez Kunz	12,167,552	439,030	5,371,618

Proposal No. 2. Stockholders approved the amendment and restatement of the 2016 Plan to, among other things, increase the number of authorized shares issuable by 1,275,000 shares. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,495,478	995,597	115,507	5,371,618

Proposal No. 3. Stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,718,731	119,230	140,239	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: May 31, 2017	By:	/s/ Shawnte Mitchell
Shawnte Mitchell, Secretary, Vice President and General Counsel